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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 27, 2001


                              REDBACK NETWORKS INC.
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             (Exact Name of Registrant as Specified in its Charter)

                  Delaware                                    000-25853                                   77-0438443
---------------------------------------       -------------------------------------       -------------------------------------
      (State or Other Jurisdiction                     (Commission File Number)                        (I.R.S. Employer
             of Incorporation)                                                                      Identification Number)


                                 250 Holger Way
                               San Jose, CA 95134
                                 (408) 571-5000
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 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)



ITEM 5.  OTHER EVENTS.

       A copy of a portion of the Registrant's press release dated September 25, 2001, relating to Redback's announcement that it expects lower third quarter 2001financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

       The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to Redback's business are set forth in the documents filed by Redback with the Securities and Exchange



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Commission, specifically the most recent report on Form 10-Q, and the other reports filed from time to time with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  EXHIBITS.

            99.1  Press Release dated September 25, 2001








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REDBACK NETWORKS INC.


DATE:  September 27, 2001             By: /s/ Dennis P. Wolf
                                         ---------------------------------------
                                         Dennis P. Wolf
                                         Senior Vice President of Finance and
                                         Administration, Chief Financial Officer
                                         and Corporate Secretary